UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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☐	Soliciting Material Pursuant to §240.14a-12

Stamford Industrial Group, Inc.

(Name of Registrant as Specified In Its Charter)
_____________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STAMFORD INDUSTRIAL GROUP, INC.
One Landmark Square
Stamford, Connecticut 06901

April 30, 2008

To Our Stockholders:

On behalf of the Board of Directors of Stamford Industrial Group, Inc., I cordially invite you to attend the Annual Meeting of Stockholders to be held on Monday, June 2, 2008, at 10:00 a.m., Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 21st Floor, Stamford, Connecticut 06901. The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

A copy of the 2007 Annual Report is included in this mailing.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE YOU TO VOTE AS SOON AS POSSIBLE BY COMPLETING AND RETURNING YOUR PROXY CARD, OR BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Cordially, STAMFORD INDUSTRIAL GROUP, INC. Al Weggeman President and Chief Executive Officer

STAMFORD INDUSTRIAL GROUP, INC.

Notice Of Annual Meeting Of Stockholders

To Be Held June 2, 2008

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders, and any adjournments or postponements thereof (the “Meeting”), of Stamford Industrial Group, Inc., which will be held on Monday, June 2, 2008, at 10:00 a.m, Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 21st Floor, Stamford, Connecticut 06901, for the following purposes:

1.	To elect three members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

2.
To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock, at an exchange ratio ranging from one-to-two to one-to-five in the discretion of the Board of Directors (Proposal 2); and

3.
To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof, including the consideration of any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.

Stockholders of record at the close of business on April 21, 2008 are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, OR FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. RETURNING YOUR PROXY CARD, OR VOTING BY TELEPHONE OR VIA THE INTERNET WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

By order of the Board of Directors Jonathan LaBarre Secretary
April 30, 2008

STAMFORD INDUSTRIAL GROUP, INC.
One Landmark Square
Stamford, Connecticut 06901

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

June 2, 2008

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $.0001 per share, of Stamford Industrial Group, Inc., a Delaware corporation (which is sometimes referred to in this Proxy Statement as “Stamford Industrial Group,” the “Company,” “we,” “our” or “us”) in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Monday, June 2, 2008, at 10:00 a.m., Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 21st Floor, Stamford, Connecticut 06901, and at any adjournments or postponements thereof (the “Meeting”). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about April 30, 2008.

At the Meeting, stockholders will be asked:

1.	To elect three members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

2.
To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock, at an exchange ratio ranging from one-to-two to one-to-five in the discretion of the Board of Directors (Proposal 2); and

3.
To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof, including the consideration of any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.

The Board of Directors has fixed the close of business on April 21, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the meeting and may vote in person or by proxy authorized in writing. Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope, or follow the instructions on the enclosed Proxy Card to vote by telephone or via the Internet. Proxy Cards which are not revoked will be voted at the meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1), and FOR the approval of the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock (Proposal Two).

A stockholder who so desires may revoke a proxy previously submitted by him at any time before it is voted at the meeting by: (i) delivering written notice to us at Stamford Industrial Group, Inc., One Landmark Square, 21st Floor, Stamford, Connecticut 06901 c/o Jonathan LaBarre, Secretary; (ii) duly executing and delivering a proxy bearing a later date including a proxy given by telephone or via the Internet; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

A stockholder may designate a person or persons other than those persons designated on the Proxy Card to act as the stockholder's proxy. The stockholder may use the Proxy Card to give another person authority by striking out the names appearing on the Proxy Card, inserting the name(s) of another person(s) and delivering the signed card to such person(s). The person(s) designated by the stockholder must present the signed Proxy Card at the Meeting in order for the shares to be voted.

Where the stockholder is not the record holder, such as where the shares are held through a broker, nominee, fiduciary or other custodian, the stockholder must provide voting instructions to the record holder of the shares in accordance with the record holder's requirements in order to ensure that the shares are properly voted.

The Board of Directors knows of no other matters that are to be brought before the meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding And Entitled To Vote; Quorum

Only stockholders as of the close of business on April 21, 2008 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of April 21, 2008, there were 41,801,380 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers And Principal Stockholders” for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to own or control 5% or more of our common stock. The presence at the Annual Meeting, in person or by duly authorized proxy of the holders of a majority of the shares of common stock entitled to vote, constitute a quorum for this Meeting.

Our common stock is quoted on the OTC Pink Sheets Electronic Quotation Service under the symbol “STMF.PK”. As of __________, 2008, the last full trading date prior to the filing of the proxy statement with the Securities and Exchange Commission, the reported closing price for the common stock as quoted on the OTC Pink Sheets Electronic Quotation Service was $_____. Stockholders are urged to obtain the current market quotation for the shares of our common stock.

Required Votes

The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of stock entitled to vote constitutes a quorum for the transaction of business. Each share of Stamford Industrial Group’s common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1). The affirmative vote of at least seventy-five percent (75%) of the outstanding shares of the Company’s common stock entitled to notice of and to vote at the Meeting is necessary for the approval of the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock (Proposal 2). An inspector of elections appointed by us will tabulate votes at the Meeting.

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Brokers who hold shares in street name for clients typically have the authority to vote on ‘‘routine’’ proposals when they have not received instructions from beneficial owners. However, absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise their voting discretion with respect to the adoption of non-routine matters. Proxies submitted without a vote by the brokers on non-routine matters are referred to as broker non-votes.

Abstentions and broker non−votes are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Meeting. Broker non−votes, and shares as to which proxy authority has been withheld with respect to any matter, are not deemed to be entitled to vote for purposes of determining whether stockholders’ approval of that matter has been obtained. As a result, broker non-votes will have no effect on the outcome of Proposal 1 or Proposal 2. Abstentions, however, are included in determining the number of shares voted on the proposals submitted to stockholders and will have the same effect as a “no” vote on Proposal 2.

Accordingly, our Board of Directors urges you to complete, sign, date and return the enclosed Proxy Card in the accompanying self-addressed postage prepaid envelope as soon as possible or follow the instructions on the enclosed proxy card to vote by telephone or via the Internet.

Proxies

Our Board of Directors has selected Warren B. Kanders and Albert W. Weggeman, and each of them, to serve as “Proxyholders” for the Meeting. If a stockholder properly signs and returns the enclosed form of proxy, the Proxyholders will vote the shares represented by such proxy at the Meeting in accordance with the instructions the stockholder writes on the proxy. If the proxy does not specify how the shares are to be voted, the proxy will be voted FOR the approval of Proposal 1 and FOR the approval of Proposal 2 described in the accompanying Notice of Meeting of Stockholders and this Proxy Statement.

A stockholder who so desires may revoke a proxy previously submitted by him at any time before it is voted at the Meeting by: (i) delivering written notice to us at Stamford Industrial Group, Inc., One Landmark Square, 21st Floor, Stamford, Connecticut 06901 c/o Jonathan LaBarre, Chief Financial Officer, Treasurer and Secretary; (ii) duly executing and delivering a proxy bearing a later date, including a proxy given by telephone or via the Internet; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

We do not know of other matters to be presented for consideration at the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy Card or submission of a proxy by telephone or via the Internet.

Proxy Solicitation; Expenses

Stamford Industrial Group will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. We have retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $8,000, plus reimbursement of expenses. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or other electronic means, or by personal solicitation by our directors, officers or other regular employees or by representatives of D.F. King & Co., Inc. No additional compensation will be paid to our directors, officers or other regular employees for their services in connection with the solicitation of proxies.

List of Stockholders

In accordance with Delaware General Corporation Law (the “DGCL”), a list of Stockholders entitled to vote at the Meeting will be available for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at One Landmark Square, 21st Floor, Stamford, Connecticut 06901.

Voting Confidentiality

Proxies, ballots, and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD OR VOTE BY TELEPHONE OR VIA INTERNET TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. AS PROMPTLY AS POSSIBLE, PLEASE RETURN YOUR EXECUTED PROXY CARD OR VOTE BY TELEPHONE OR VIA THE INTERNET.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth as of April 21, 2008 certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control 5% or more of our common stock, (ii) each of our directors and nominees, (iii) each of our “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K), set forth in the summary compensation table on page 22, and (iv) our Named Executive Officers, directors and nominees as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Stamford Industrial Group, Inc., One Landmark Square, 21st Floor, Stamford, Connecticut 06901.

Name	Common Stock Beneficially Owned (1)		Percentage of Common Stock (2)

Warren B. Kanders and Kanders & Company, Inc.	13,943,381	(3)	32.8%

White Rock Capital Management, L.P. 3131 Turtle Creek Boulevard, Suite 800 Dallas, Texas 75219	4,323,000	(4)	10.2%

CRC Acquisition Co., LLC One Landmark Square Stamford CT 06901	3,529,412	(5)	8.3%

Austin W. Marxe and David M. Greenhouse 537 Madison Ave., Suite 2600 New York, NY 10022	1,345,057	(6)	3.2%

Nicholas Sokolow	831,276	(7)	2.0%

Albert W. Weggeman	692,060	(8)	1.6%

Paul Vesey	158,824		*

David A. Jones	150,000		*

Jonathan LaBarre	41,666	(9)	*

All directors, nominees for directors and named executive officers as a group (6 persons)	15,817,207	(10)	37.2%

* Less than one percent

(1)
As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares within 60 days of April 21, 2008: (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security.

(2)	Percentage of beneficial ownership is based on 41,801,380 shares of common stock outstanding as of April 21, 2008.

(3)
Includes 5,628,300 shares of common stock issuable upon conversion of the 2% ten-year Convertible Subordinated Note due April 21, 2014 (the “Note”) issued by the Company to Olden Acquisition LLC (“Olden”) on April 21, 2004. The sole member of Olden is Kanders & Company, Inc. (“Kanders & Co.”), of which Warren B. Kanders is the sole shareholder and the President. Mr. Kanders disclaims beneficial ownership of the Note and the shares of common stock into which it is convertible. Also includes a stock grant of (i) 8,274,000 shares of common stock pursuant to the terms of the Equity Compensation Agreement dated September 22, 2006 by and between the Company and Kanders & Co.; and (ii) 41,081 shares of common stock pursuant to the terms of the consulting agreement, dated September 22, 2006 by and between the Company and Kanders & Co. Mr. Kanders disclaims beneficial ownership of the shares of common stock granted pursuant to these agreements.

(4)	Based on a Schedule 13G/A filed by White Rock Capital Management, L.P., and certain of its affiliates, on January 29, 2008.

(5)	Based on a Schedule 13D filed by CRC Acquisition Co. LLC, and certain of their affiliates, on October 11, 2006.

(6)	Based on a Schedule 13G/A filed by Austin W. Marxe and David M. Greenhouse, and certain of their affiliates, on March 9, 2007.

(7)
Includes 681,276 shares of common stock held by Comadets, LLC of which Mr. Sokolow is the Managing Member. Mr. Sokolow disclaims beneficial ownership of the shares of common stock held by Comadets, LLC.

(8)
Includes Mr. Weggeman’s options to purchase 692,060 shares of common stock that are presently exercisable or exercisable within 60 days of April 21, 2008. Excludes (i) options to purchase 692,060 shares of common stock that are presently unexercisable and unexercisable within 60 days of April 21, 2008; (ii) 56,818 unvested shares of restricted common stock; (iii) $1,000,000 of restricted common stock issuable upon the Company achieving "Adjusted EBITDA" as defined in its 2007 Stock Incentive Plan, of at least $25,000,000 in a fiscal year of the Company; (iv) $1,000,000 of restricted common stock which shall be granted upon the Company achieving annual Adjusted EBITDA of at least $50,000,000 in a fiscal year of the Company; and (v) $1,000,000 of restricted common stock which shall be granted upon the Company achieving annual Adjusted EBITDA of at least $75,000,000 in a fiscal year of the Company.

(9)
Includes Mr. LaBarre’s options to purchase 41,666 shares of common stock that are presently exercisable or exercisable within 60 days of April 21, 2008. Excludes options to purchase 208,334 shares of common stock that are presently unexercisable and unexercisable within 60 days of April 21, 2008.

(10)	See footnotes (3) and (7) through (9).

We are not aware of any material proceedings to which any of our directors, nominees for director, executive officers, affiliates of the foregoing persons or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws (the “Bylaws”) provide that the number of directors shall be fixed from time to time by a majority of the Board of Directors. Currently, the number of directors has been fixed at four directors. We currently have one vacant seat on our Board. We do not intend to fill the vacant seat on our Board at this time.

Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been elected and qualified in accordance with our Bylaws. There are no family relationships among any of our directors or executive officers.

Unless otherwise specified, each proxy received will be voted for the election of the three nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws.

The age and principal occupation for the past five years of each person nominated as a director is set forth below:

Warren B. Kanders, 50, has served as Non-Executive Chairman of our Board of Directors since October 3, 2006 and Executive Chairman of our Board of Directors from April 2004 to October 3, 2006. Since May 2007, Mr. Kanders has served as a director of Highlands Acquisition Corp., a publicly-held blank check company formed with a focus on acquiring a business in the healthcare industry. Since August 2007, Mr. Kanders has served as the Chairman of the Board and Chief Executive Officer of Kanders Acquisition Company, Inc., a blank check company formed with a focus on acquiring a business in no particular industry or geography. Mr. Kanders has served as the President of Kanders & Company since 1990. Prior to the completion of the acquisition of Armor Holdings, Inc., formerly a New York Stock Exchange-listed company and a manufacturer and supplier of military vehicles, armed vehicles and safety and survivability products and systems to the aerospace & defense, public safety, homeland security and commercial markets, by BAE Systems plc on July 31, 2007, he served as the Chairman of the Board of Armor Holdings, Inc. since January 1996 and as its Chief Executive Officer since April 2003. Mr. Kanders has served as a member of the Board of Directors of Clarus Corporation since June 2002 and as the Executive Chairman of Clarus Corporation’s Board of Directors since December 2002. Since November 2004, Mr. Kanders has served as the Chairman of the Board of Directors of Langer, Inc., a Nasdaq-listed provider of orthotic and skin-care products. From October 1992 to May 1996, Mr. Kanders served as Founder and Vice Chairman of the Board of Benson Eyecare Corporation, a distributor of eye care products and services.

Nicholas Sokolow, 58, has served as one of our directors since April 2004. Mr. Sokolow has also served as a member of the Board of Directors of Clarus Corporation since June 2002. Prior to the completion of the acquisition of Armor Holdings, Inc., by BAE Systems plc on July 31, 2007, Mr. Sokolow served as a member of the Board of Directors of Armor Holdings, Inc. since January 1996. Mr. Sokolow has been a partner in the law firm of Lebow & Sokolow LLP since 2008. From 1994 to 2007, Mr. Sokolow was a partner in the law firm of Sokolow, Carreras & Associates. From June 1973 until October 1994, Mr. Sokolow was an associate and partner in the law firm of Coudert Brothers.

David A. Jones, 57, has served as one of our directors since June 2004. Mr. Jones has over 30 years experience as a senior executive with expertise in private wealth management and securities trading. Since January 2004, Mr. Jones has been the President of D.A. Jones LLC, where he serves as a professional trustee and independent advisor of high net worth individuals and families. From August 1994 until December 2003, Mr. Jones served as a managing director and the senior client executive at Deutsche Bank Private Wealth Management (formerly Bankers Trust). Since 1982, Mr. Jones has served on the board of trustees of The Jewish Home & Hospital Lifecare System in New York and served as its chairman from 1997 until 2001.

The affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting is necessary for the election of directors (assuming a quorum of a majority of the outstanding shares of common stock is present).

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board of Directors is committed to sound and effective corporate governance practices. The Company’s management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002. Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy. Although the Company is not listed on the NASDAQ Global Stock Market (the “NASDAQ”), it has modeled its corporate governance practices after the listing requirements of the NASDAQ.

Corporate Governance Guidelines and Documents

The Code of Ethics for Senior Executive and Financial Officers, the Code of Business Conduct and Ethics for Directors, Officers and Employees, Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted by Stamford Industrial Group for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Stamford Industrial Group, and promoting compliance with all applicable rules and regulations that apply to Stamford Industrial Group and its officers and directors. Our Codes of Ethics and Conduct, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees are available at www.stamfordig.com, our Internet website, at the tab “Corporate Governance”. In addition, you may request a copy of any such materials, without charge, by submitting a written request to: Stamford Industrial Group, Inc., c/o the Secretary, One Landmark Square, 21st Floor, Stamford, Connecticut 06901.

Board of Directors

Our Board of Directors is currently comprised of the following three members: Warren B. Kanders, Nicholas Sokolow, and David A. Jones. During fiscal 2007, the Board of Directors held seven meetings and has standing Audit, Compensation and Nominating/Corporate Governance Committees. During fiscal 2007, all of the directors then in office attended at least 100% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. All of the members of our Board of Directors, who was also a director at the time, attended last year’s Annual Meeting of Stockholders meeting which was held on June 21, 2007.

Director Independence

The Board of Directors has evaluated each of its directors’ independence from Stamford Industrial Group based on the definition of “independence” established by the NASDAQ. Based on the Board’s review and the NASDAQ definition of “independence”, the Board has determined that the Board is currently comprised of a majority of independent directors, consisting of each of the following directors: Messrs. Sokolow and Jones. The Board has also determined that each of the members of our Audit Committee is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Stockholder Communications

Stockholders may send communications to the Board, or any committee thereof, by writing to the Board of Directors or any committee thereof at Stamford Industrial Group, Inc., c/o the Secretary, One Landmark Square, 21st Floor, Stamford, Connecticut 06901. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

In addition, stockholders may also contact the non-management directors as a group or any individual director by writing to the non-management directors or the individual director, as applicable, at Stamford Industrial Group, Inc., One Landmark Square, 21st Floor, Stamford, Connecticut 06901.

Complaints Procedures

Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Stamford Industrial Group, Inc., c/o Chairman of the Audit Committee, One Landmark Square, 21st Floor, Stamford, Connecticut 06901. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.” In addition, the Company has retained the services of an outside, independent firm to administer a 24-hour hotline (888-883-1499), available every day of the year, that will provide for the anonymous reporting of any complaints and concerns regarding accounting, internal accounting controls, auditing and other related matters pertaining to the Company.

Audit Committee

The Audit Committee is responsible for the oversight and evaluation of (i) the qualifications, independence and performance of our independent auditors; (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal control over financial reporting. In addition, the committee recommends to the Board of Directors the appointment of independent auditors and analyzes the reports and recommendations of such auditors. The committee also prepares the Audit Committee report required by the rules of Securities and Exchange Commission, and the report is included in this proxy statement beginning on page 15.

Our Audit Committee is currently comprised of Messrs. Sokolow and Jones, with Mr. Sokolow serving as the Chairman, both of whom were determined by the Board to be independent of Stamford Industrial Group based on the NASDAQ’s definition of “independence”. Our Board of Directors currently does not have an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder) serving on its Audit Committee. However, the Board of Directors is looking for and considering candidates to appoint to the Board of Directors and the Audit Committee who will serve on the Audit Committee as an audit committee financial expert. The Audit Committee met eight times during fiscal 2007. The Board of Directors has adopted a written Charter for the Audit Committee, a copy of which was attached to our Proxy Statement for the Annual Meeting of Stockholders held on June 23, 2004 and is available at www.stamfordig.com, our Internet website, at the tab “Corporate Governance”.

Compensation Committee

The Compensation Committee reviews recommendations for executive compensation, including incentive compensation and stock incentive plans and makes recommendations to the Board of Directors concerning levels of compensation of our executive officers and other key managerial personnel as well as the adoption of incentive and stock plans. Pursuant to this Committee’s charter (a copy of which is available at www.stamfordig.com, our Internet website, at the tab “Corporate Governance”), this Committee’s authority generally includes the authority to do each of the following:

•
To assist the Board of Directors in developing and evaluating potential candidates for executive positions, including the Chief Executive Officer, and to oversee the development of executive succession plans.

•
To review and approve corporate goals and objectives with respect to compensation for the Company’s Chief Executive Officer, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors, determine and approve the Chief Executive Officer’s compensation level based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee shall consider the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s Chief Executive Officer in past years.

•
To make recommendations to the Board of Directors with respect to Non-Chief-Executive Officer compensation, incentive-compensation plans and equity-based plans. The Committee shall also provide oversight of management’s decisions concerning the performance and compensation of other Company officers.

•
To review the Company's incentive compensation and other stock-based plans and recommend changes in such plans to the Board of Directors as needed. The Committee shall have and shall exercise all the authority of the Board of Directors with respect to the administration of such plans.

•	To produce the compensation committee report on executive compensation to be included in the Company’s proxy statement.

•	To review on an annual basis director compensation and benefits.

The Compensation Committee shall have authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee may deem appropriate in its sole discretion. Our Compensation Committee is currently comprised of Messrs. Sokolow and Jones, both of whom were determined by the Board to be independent of Stamford Industrial Group. The Compensation Committee does not formally meet on a regular basis, but only as circumstances require. The Compensation Committee met two times during fiscal 2007, and also held numerous discussions during fiscal 2007.

Nominating/Corporate Governance Committee

The purpose of the Nominating/Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors as well as review Stamford Industrial Group’s corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the NASDAQ’s listing requirements. The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders. Information with respect to a proposed nominee should be provided in writing to Stamford Industrial Group, Inc., c/o the Secretary at One Landmark Square, 21st Floor, Stamford, Connecticut 06901, who will submit them to the committee for its consideration. Such information shall include the name of the nominee, and such information with respect to the nominee as would be required under the rules and regulations of the Securities and Exchange Commission to be included in our Proxy Statement if such proposed nominee were to be included therein. In addition, the stockholder shall include a statement to the effect that the proposed nominee has no direct or indirect business conflict of interest with us, and otherwise meets our standards set forth below. See “Requirements For Submission Of Stockholder Proposals, Nomination Of Directors And Other Business Of Stockholders” for additional information on certain procedures that a stockholder must follow to nominate persons for election as directors. Our Nominating/Corporate Governance Committee is currently comprised of Messrs. Sokolow and Jones, with Mr. Sokolow serving as the Chairman, each of whom was determined by the Board to be independent from Stamford Industrial Group. A copy of the Nominating/Corporate Governance Committee’s Charter is available at www.stamfordig.com, our Internet website, at the tab “Corporate Governance”.

The Company believes that candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, good judgment and high ethics; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to Stamford Industrial Group and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of Stamford Industrial Group. The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee evaluates nominees recommended by stockholders, by other individuals and by the search firms and reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above.

Discussion of Director Compensation

We do not provide our directors with cash compensation for their services as members of the Board of Directors, although directors are reimbursed for expenses in connection with attendance at Board and committee meetings. Directors are eligible to participate in our 2007 Stock Incentive Plan and from time to time, may receive discretionary option or stock grants under our 2007 Stock Incentive Plan. In 2007, none of our directors received any option or stock grants for service on the Board. It is noted that our Non-Executive Chairman devotes only as much of his time as is necessary to the affairs of the Company and also serves in various capacities with other public and private entities, including blank check companies and not-for-profit entities affiliated with Kanders & Company. Although Mr. Kanders does not receive any compensation in his individual capacity as Non-Executive Chairman, compensation is payable to Kanders & Company pursuant to the terms of the consulting agreement (the “Consulting Agreement”) discussed under the heading “Certain Relationships and Related Transactions” in this Proxy Statement.

Involvement in Certain Legal Proceedings

No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any property or any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been subsequently reversed, suspended or vacated.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors has appointed an Audit Committee consisting of two directors. Each of the members of the Audit Committee is independent from Stamford Industrial Group and is financially literate as that qualification is interpreted by the Board of Directors. The Board of Directors has adopted a written charter with respect to the Audit Committee’s roles and responsibilities.

Management is responsible for Stamford Industrial Group’s internal controls and the financial reporting process. The external auditor is responsible for performing an independent audit of Stamford Industrial Group’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has had various discussions with management and the independent auditors. Management represented to us that Stamford Industrial Group’s consolidated financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and we have reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended, and Rule 2-07 (Communication With Audit Committees) of Regulation S-X.

The Audit Committee has received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence from Stamford Industrial Group and its management. The Audit Committee also considered whether the independent auditors’ provision of audit and non-audit services to Stamford Industrial Group is compatible with maintaining the independent auditors’ independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for its audit. The Audit Committee discussed with the independent auditors, with and without management present, the results of its examinations, the evaluations of Stamford Industrial Group’s internal controls, and the overall quality and integrity of financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Stamford Industrial Group’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Nicholas Sokolow (Chairman)
David A. Jones

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered for Stamford Industrial Group by (i) PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2007 and 2006 and (ii) McGladrey & Pullen, LLP for the fiscal year ended December 31, 2007, were:

	McGladrey & Pullen, LLP		PricewaterhouseCoopers LLP
	Fiscal 2007 Fees	Fiscal 2006 Fees	Fiscal 2007 Fees	Fiscal 2006 Fees
Audit Fees	$547,327	$416,549	$—	$55,741
Audit-Related Fees	—	163,121	—	26,877
Tax Fees	50,000	44,010	—	13,450
All Other Fees	17,500	—	41,968	—
Total Fees	$614,827	$623,680	$41,968	$96,068

Audit Fees

The Audit Fees for the years ended December 31, 2007 and 2006, respectively, were for professional services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2007 and 2006, as applicable, and for the review of our consolidated financial statements included in our quarterly reports on Form 10-Q for fiscal 2007 and 2006, as applicable.

Audit Related Fees

The Audit Related Fees as of the fiscal year ended December 31, 2006, were related to the audit of Concord Steel's financial statements for fiscal years 2005, 2004, and 2003. Concord Steel was acquired by Stamford Industrial Group on October 3, 2006.

Tax Fees

Tax Fees as of the fiscal years ended December 31, 2007 and 2006, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund, tax planning and advice, including assistance with tax services for net operating loss and sales tax matters and requests for rulings or technical advice from tax authorities.

All Other Fees

The All Other Fees as of the fiscal year ended December 31, 2007 were related to consulting on other accounting matters. There were no fees incurred for All Other Fees for the fiscal year ended December 31, 2006.

Auditor Independence

The Audit Committee has considered the non-audit services provided by McGladrey & Pullen, LLP and PricewaterhouseCoopers LLP and determined that the provision of such services had no effect on McGladrey & Pullen, LLP’s and PricewaterhouseCoopers LLP’s independence from Stamford Industrial Group.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee must review and pre-approve all audit and non-audit services provided by our independent registered public accountants, and has adopted a Pre-approval Policy. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor’s independence. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.

Requests or applications to provide services that require pre-approval by the Audit Committee must be accompanied by a statement of the independent auditors as to whether, in the auditor’s view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence. Each pre-approval request or application must also be accompanied by documentation regarding the specific services to be provided.

Since the adoption of the Pre-approval Policy by the Audit Committee in April 2004, the Audit Committee has not waived the pre-approval requirement for any services rendered by our independent registered public accountants.

Appointment of Independent Registered Public Accounting Firm

Effective October 11, 2006, the Audit Committee of the Company dismissed PricewaterhouseCoopers LLP, our independent certified public accountant since fiscal year 1996, and appointed McGladrey & Pullen, LLP as its independent auditors. This change was the result of an extensive search made at the request of the Audit Committee to review the services and costs associated with the external audit function.

PricewaterhouseCoopers LLP’s report on the Company’s financial statements for the past two years did not contain an adverse opinion, disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the interim period preceding October 11, 2006, there have been no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Company (or someone on its behalf) has not consulted McGladrey & Pullen, LLP during the two most recent fiscal years and the subsequent interim period preceding September 30, 2006 regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company’s financial statements.

Our Board of Directors has selected McGladrey & Pullen, LLP to audit our financial statements for fiscal year 2008. We are not asking stockholders to ratify the appointment of McGladrey & Pullen, LLP as our independent accountants to audit our financial statements for fiscal year 2008. Ratification of the independent accountant is not required by our Bylaws, our Charter of the Audit Committee or applicable law.

Representatives of McGladrey & Pullen, LLP are expected to be present at the Meeting. They will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our current Named Executive Officers as of the date hereof. Our Named Executive Officers are appointed by and serve at the discretion of the Board of Directors of Stamford Industrial Group.

Name	Age	Position

Albert Weggeman	44	President and Chief Executive Officer

Jonathan LaBarre	38	Chief Financial Officer, Secretary and Treasurer

Paul Vesey	52	President and General Manager of Concord Steel

Albert W. Weggeman, 44, has served as President and Chief Executive Officer since October 3, 2006. From 2005 until 2006, he served as Interim President and Chief Operating Officer of Tyden Group, Inc. a global manufacturer of cargo security and product identification and traceability technology. From 2001 until 2005, Mr. Weggeman was Chief Operating Officer for Key Components LLC, a company specializing in the design and manufacture of engineered components for a broad range of OEM applications and customers. From 1999 until 2001, Mr. Weggeman was President of a General Electric Company subsidiary focused on the manufacture and sale of outdoor electrical products. Mr. Weggeman also served in various leadership roles in M&A, Marketing, Operations and Strategic Planning functions for multinational manufacturing companies. Mr. Weggeman graduated with an Electrical Engineering degree from Northeastern University in 1988 and an MBA from Kellogg Graduate School of Management in Chicago in 1992. He is also a graduate of General Electric Company’s Manufacturing Management Program.

Jonathan LaBarre, 38, has served as Chief Financial Officer, Secretary and Treasurer since December 1, 2006. Mr. LaBarre previously worked for Terex Corporation, a diversified global manufacturer, where he served as Senior Finance Manager, Corporate Finance since February 2002. From April 1999 until January 2002, Mr. LaBarre served in various finance leadership roles for Pratt & Whitney’s International Product Center, Division of United Technologies Corporation, a producer of aerospace, elevators and air conditioning products. Prior to that, from October 1997 until March 1999, Mr. LaBarre held various accounting and finance positions with The Stanley Works, an S&P 500 company. Mr. LaBarre graduated with a B.S. in Accounting from the Central Connecticut State University in 1994 and received a M.B.A. from Western New England College in 2000. Mr. LaBarre is a certified public accountant.

Paul Vesey, 52, has served as the President of Concord since October 3, 2006 and previously served as Concord’s Vice President from 1991 to 2006. Since 1980, Mr. Vesey has been employed by Concord in a variety of positions including Plant and General Manager with responsibilities that have included product development, sales and marketing.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee of the Board of Directors (the “Compensation Committee”) assists the Board in establishing compensation packages for Stamford Industrial Group’s executive officers and non-employee directors and administering Stamford Industrial Group’s incentive plans. The Compensation Committee is generally responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and certain awards of stock options and common stock, and, where applicable, compliance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”) and such responsibility is generally limited to the actions taken by the Compensation Committee, although at times the full Board has determined annual executive salaries, raises and, where the Company has determined that compliance with the provisions of Section 162(m) is not required, bonuses as well as grants of stock options and common stock without having first received recommendations from the Compensation Committee. From time to time, the Compensation Committee reviews our compensation packages to ensure that they remain competitive with the compensation packages offered by similarly-situated companies and continue to incentivize management and align management’s interests with those of our stockholders.

The Compensation Committee is comprised of two directors, each of whom has considerable experience in executive compensation issues Each member of the Compensation Committee meets the independence requirements specified by the NASDAQ and by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”).

Executive Compensation Philosophy

The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing these objectives, the Compensation Committee believes that it is critical that a substantial portion of each executive officer’s compensation be contingent upon our overall performance. The Compensation Committee is also guided by the principle that our compensation packages must be competitive, must support our overall strategy and objectives, and must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance. Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance. It is the Compensation Committee’s responsibility to determine the performance goals for the performance-based compensation payable identified on the summary compensation table on page 22 in compliance with Section 162(m) of the IRC, subject to ratification by the Board, and to certify compliance with such goals before such compensation is paid. Subject to this limitation, the Compensation Committee may also make recommendations to the Board with respect to non-Chief Executive Officer compensation and, either alone or with the other independent members of our Board, to determine and approve our Chief Executive Officer’s compensation.

In determining the compensation packages for our executive officers, non-employee directors and Non-Executive Chairman of the Board of Directors, the Compensation Committee and the Board of Directors have evaluated the history and performance of Stamford Industrial Group, previous compensation practices and packages awarded to Stamford Industrial Group's executive officers and non-employee directors, and compensation policies and packages awarded to executive officers and non-employee directors at similarly-situated companies. In determining the compensation payable under the Consulting Agreement with Kanders & Company, revenues was chosen, in part, in addition to cash as a measure of performance to facilitate the Company's growth by acquisition.

Use of Outside Consultants

The Compensation Committee has the authority to retain and terminate any independent compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors.

Compensation Program Components

Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options and restricted stock. The Compensation Committee believes that this three-part approach best serves our and our stockholders’ interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for executive officers are composed of a significant portion of pay that is “at risk” - specifically, the annual bonus, stock options and restricted stock.

Annual Cash Compensation

Base Salary. In reviewing and approving the base salaries of our executive officers, the Compensation Committee considers the scope of work and responsibilities, and other individual-specific factors; the recommendation of the Chief Executive Officer and (except in the case of his own compensation); compensation for similar positions at similarly-situated companies; and the executive's experience. Except where an existing agreement establishes an executive’s salary, the Compensation Committee reviews executive officer salaries annually at the end of the fiscal year and establishes the base salaries for the upcoming fiscal year. In 2007, the salaries for the Company’s Named Executive Officers were established pursuant to their respective employment agreements.

Performance-Based Annual Bonus. With regard to Section 162(m) of the IRC, the Compensation Committee establishes under its 2007 Annual Incentive Plan, the performance goals and then certifies the satisfaction of such performance goals prior to the payment of the performance-based bonus compensation. In reviewing and approving the annual performance-based bonus for our executive officers, the Compensation Committee may also consider an executive’s contribution to the overall performance of Stamford Industrial Group as well as annual bonuses awarded to persons holding similar positions at similarly-situated companies.

In 2007 cash bonuses were awarded to Mr. LaBarre and Mr. Vesey in the amount of $50,000 and $80,000 respectively, and a restricted stock award was granted to Mr. Weggeman valued at $75,000. In granting the 2007 bonus awards to the Named Executive Officers, the Compensation Committee noted the individual contributions of the executives in 2007, including a substantial increase in revenue, the successful ramp-up of the Company’s Essington, Pennsylvania facility, the implementation of a new IT platform and the integration of Concord Steel since its acquisition in October 2006.

Equity-Based Compensation. Executive officers of Stamford Industrial Group and other key employees who contribute to the growth, development and financial success of Stamford Industrial Group are eligible to be awarded stock options to purchase our common stock, shares of restricted common stock, and bonuses of shares of common stock under our equity incentive plans. Awards under this plan help relate a significant portion of an employee’s long-term remuneration directly to stock price appreciation realized by all our stockholders and aligns an employee’s interests with that of our stockholders. The Compensation Committee believes equity-based incentive compensation aligns executive and stockholder interests because (i) the use of a multi-year lock-up or vesting schedule for equity awards encourages executive retention and emphasizes long-term growth, and (ii) paying a significant portion of management’s compensation in our equity provides management with a powerful incentive to increase stockholder value over the long term.

In addition, cash bonuses may be awarded in the discretion of the Board, the Compensation Committee and the executive management of the Company.

There is no relationship between the timing of our equity award grants and our release of material, non-public information. Awards are generally granted at previously scheduled meetings of the Board and Compensation Committee and as required by our 2007 Stock Incentive Plan, options and stock awards are granted with an exercise price and valued equal to the fair market value of the Company’s common stock which is the closing price on the date of grant such awards.

Other than the restricted stock bonus award granted to Mr. Weggeman in lieu of a cash bonus as discussed above, no new equity-based compensation awards were granted to our Named Executive Officers in 2007 as compensation. However, in 2007, the Company did cancel equity-based compensation awards previously granted to each of Mr. Weggeman and Mr. LaBarre pursuant to their respective employment agreements and granted comparable awards under the 2007 Stock Incentive Plan to replace such cancelled awards. The Compensation Committee recommended the cancellation of the old awards and the granting of the new awards primarily to provide that the new awards are granted under the Company’s 2007 Stock Incentive Plan as well as to provide that the performance vesting aspect of such awards are based upon the achievement of “Adjusted EBITDA” (as defined in the 2007 Stock Incentive Plan) and stock price targets. A more detailed discussion of these modified equity-based compensation awards is discussed under the heading “Employment Agreements”.

Perquisites and Other Personal and Additional Benefits

Executive officers participate in other employee benefit plans generally available to all employees on the same terms as similarly situated employees.

The Company maintains a qualified 401(k) plan that provides for a Company contribution based on a matching schedule of a maximum of 20% up to the applicable IRS limits.

The Company also provides Named Executive Officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

The costs to the Company associated with providing these benefits for executive officers named in the Summary Compensation Table are reflected in the “All Other Compensation” column of the Summary Compensation Table.

Accounting and Tax Considerations

Section 162(m) of the IRC generally disallows a tax deduction to public corporations for compensation other than performance-based compensation over $1,000,000 paid for any fiscal year to an individual who, on the last day of the taxable year, was (i) the chief executive officer or (ii) among the four other highest compensated executive officers whose compensation is required to be reported in the Summary Compensation Table contained herein. Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets, (2) the programs’ material features have been approved by stockholders, and (3) there is no discretion to increase payments after the performance targets have been established for the performance period. The Compensation Committee desires to maximize deductibility of compensation under Section 162(m) of the IRC to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in our best interest and our stockholders but which may not be tax deductible under Section 162(m) of the IRC.

Post-Employment and Other Events

Provisions contained within our employment agreements with our Named Executive Officers provide that termination, retirement, death, disability and change-in-control events may trigger the payment of certain compensation to the Named Executive Officers that is not available to all salaried members of the Company. Generally, our equity compensation agreements provide that equity awards that are subject to time vesting will vest in full upon a change in control and equity awards that vest upon the achievement of stock price or performance targets will not accelerate upon a change in control except at the discretion of the Compensation Committee or the Board. A more detailed discussion of these changes in control arrangements is discussed under the headings “Employment Agreements” and “Potential Payments Upon Termination or Change in Control.”

Role of Executive Officers in Compensation Decisions

The Compensation Committee determines the total compensation of our Chief Executive Officer and oversees the design and administration of compensation and benefit plans for all of the Company’s employees. Certain executive officers, including the Chief Executive Officer and Chief Financial Officer may attend a portion of most regularly scheduled Compensation Committee meetings, excluding executive sessions. The Compensation Committee also obtains input from our legal, finance and tax functions, as appropriate.

Summary

The Compensation Committee believes that the total Named Executive Officer compensation package has been designed to motivate key management to improve the operations and financial performance of the Company, thereby increasing the market value of our common stock over the long term. The tables in this Executive Compensation section reflect the compensation structure established by the Compensation Committee.

Compensation Committee Report

The Company’s Compensation Committee of the Board has submitted the following report for inclusion in this Proxy Statement:

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the Securities and Exchange Commission.

MEMBERS OF THE COMPENSATION COMMITTEE

Nicholas Sokolow (Chairman)
David A. Jones

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual and long-term compensation earned for the periods presented below by our Named Executive Officers and persons as to whom disclosure is required under the applicable rules of the Securities and Exchange Commission.

SUMMARY COMPENSATION TABLE
Name and Principal Position (a)	Year (b)	Salary(1) ($) (c)	Bonus ($) (d)		Stock Awards(2) ($) (e)		Option Awards (2) ($) (f)		Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (h)		All Other Compensation ($) (i)		Total ($) (j)
Albert W. Weggeman	2006	75,000	75,000		—		1,594,508		—	—		39,383		1,783,891
President and CEO	2007	300,000	—		75,000	(3)	3,114,274	(4)	—	294,835	(5)	19,179	(6)	3,803,288

Jonathan LaBarre	2006	17,083	51,833		—		640,000		—	—		1,750		710,666
CFO, Secretary, and Treasurer	2007	205,000	50,000	(7)	—		312,500	(8)	—	—		18,384	(9)	585,884

Paul Vesey	2006	53,090	125,000		285,833		—		—	—		107,787		571,710
President of Concord Steel	2007	180,000	80,000	(7)	—		—		—	—		24,885	(10)	284,885

(1)	Base salary payable pursuant to the terms of the Named Executive Officers’ respective employment agreements which are discussed under the heading “Employment Agreements” in this Proxy Statement.

(2)
The amounts in the ‘‘Stock Awards’’ and ‘‘Option Awards’’ column are calculated based on FAS 123R (excluding any estimate of forfeiture). They equal the aggregate dollar amount of compensation expense related to option and stock awards to each of the Named Executive Officers that was recognized in the Company’s 2007 financial statements. Under FAS 123R, a pro rata portion of the total expense at the time of grant is recognized over the vesting schedule of the grant. The initial expense is based on the fair value of the stock option grants as estimated using the Black-Scholes option-pricing model. The assumptions used to arrive at the Lattice Option Pricing Model values are disclosed in Note 12 Stockholders’ Equity to our consolidated financial statements included in our Form 10-K for the year ended December 31, 2007 which accompanies the Proxy Statement.

(3)
Represents the value of a stock bonus granted on February 6, 2008 (bonus compensation paid in 2008 which has been included as compensation earned in fiscal 2007) pursuant to the 2007 Stock Incentive Plan. The number of shares issued pursuant to the February 6, 2008 stock bonus award was calculated using the closing price on February 6, 2008 which was $1.32, as reported on OTC Pink Sheets Electronic Quotation Service. 56,818 shares of restricted common stock were granted to Mr. Weggeman on February 6, 2008 and fully vest if he is employed by the Company on February 6, 2011, subject to earlier vesting under certain circumstances.

(4)
Represents the value of options to purchase 2,491,419 shares of the Company's common stock at an exercise price of $1.25 pursuant to the 2007 Stock Incentive Plan. Effective December 27, 2007, the Company’s Board of Directors and Mr. Weggeman, agreed to cancel the non-plan options awarded to Mr. Weggeman in 2006 and replace with a new stock option award.

(5)
Effective December 27, 2007, the Company and Mr. Weggeman entered into a deferred compensation agreement discussed under the heading “Employment Agreements” in this Proxy Statement. Pursuant to the deferred compensation agreement, Mr. Weggeman would be entitled to receive deferred compensation of up to $1,519,766 of which 19.4% shall be immediately vested. Amounts vesting on or before October 1, 2009, shall be payable not later than October 31, 2009.

(6)	“Other Compensation” for 2007 relates to $9,384 in health benefits and $9,000 for 401(k) matching contributions.

(7)	Discretionary cash bonus awarded by the Compensation Committee.

(8)
Represents the value of options to purchase 250,000 shares of the Company's common stock at an exercise price of $1.25 pursuant to the 2007 Stock Incentive Plan. Effective December 27, 2007, the Company’s Board of Directors and Mr. LaBarre, agreed to cancel the non-plan options awarded to Mr. LaBarre in 2006 and replace with a new stock option award.

(9)	“Other Compensation” for 2007 relates to $9,384 in health benefits and $9,000 for 401(k) matching contributions.

(10)	“Other Compensation” in 2007 includes $10,725 for health and life insurance benefits, $6,960 for vehicle allowance and $7,200 in 401(k) matching contributions.

Grants of Plan-Based Awards

The following table contains certain information regarding grants of plan based awards in fiscal year 2007 under the 2007 Annual Incentive Plan for bonuses and 2007 Stock Incentive Plan for stock awards to each of the Named Executive Officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name (a)	Grant Date(b)	Threshold ($)(c)	Target $(d)	Maximum ($)(e)	Threshold ($)(f)	Target $(g)	Maximum ($)(h)	All Other Stock Awards: Number of Shares of Stock or Units (#)(i)	All Other Option Awards: Number of Securities Underlying Options (#)(j)	Exercise or Base Price of Option Awards ($/Sh)(k)
Albert W. Weggeman (1)	12/27/2007	—	—	—	—	6,378,035	—	—	2,491,419	3,114,274
Albert W. Weggeman (2)	2/6/2008	—	—	—	—	—	—	56,818	—	—
Albert W. Weggeman (3)	12/27/2007	—	—	—	—	3,000,000	—	—	—	—
Jonathan LaBarre (4)	12/27/2007	—	—	—	—	640,000	—	—	250,000	312,500

(1)
Effective December 27, 2007, the Company’s Board of Directors and Mr. Weggeman, agreed to cancel non-plan options to purchase 2,491,419 shares of the Company's common stock at an exercise price of $0.64 per share, which were granted to Mr. Weggeman pursuant to the terms of his employment agreement dated as of September 22, 2006, and award to Mr. Weggeman options under the Company's 2007 Stock Incentive Plan to purchase 2,491,419 shares of common stock at an exercise price of $1.25 per share. The estimated future payout is assumed at a target stock price of $5.12 for the options to purchase 1,245,710 shares that comprise the performance portion of the award.

(2)
Effective February 6, 2008, the Company issued to Mr. Weggeman, a restricted stock award of 56,818 shares of common stock pursuant to the Company's 2007 Stock Incentive Plan. The number of shares issued pursuant to the February 6, 2008 stock bonus award was calculated using the closing price on February 6, 2008 which was $1.32, as reported on OTC Pink Sheets Electronic Quotation Service. 56,818 shares of restricted common stock were granted to Mr. Weggeman on February 6, 2008 and fully vest if he is employed by the Company on February 6, 2011, subject to earlier vesting under certain circumstances.

(3)
Effective December 27, 2007, the Company and Mr. Weggeman agreed to cancel the restricted stock award that was granted to Mr. Weggeman pursuant to the terms of his employment agreement dated as of September 22, 2006, and to issue to Mr. Weggeman a new restricted stock award pursuant to the Company's 2007 Stock Incentive Plan. Under the new award, Mr. Weggeman shall earn shares of restricted common stock on the following basis: (i) $1,000,000 of restricted common stock upon the Company achieving Adjusted EBITDA of at least $25,000,000 in a fiscal year of the Company commencing after fiscal year ended December 31, 2007; (ii) $1,000,000 of restricted common stock upon the Company achieving annual Adjusted EBITDA, of at least $50,000,000 in a subsequent fiscal year of the Company; and (iii) $1,000,000 of restricted common stock upon the Company achieving annual Adjusted EBITDA of at least $75,000,000 in a subsequent fiscal year of the Company. Each of the grants specified in (i)−(iii) above are one−time grants which vest on the date on which the Company’s Form 10−K is filed in respect of the fiscal year for which the grant is being made and the grant price will be the closing price of the common stock of the Company on the principal exchange on which it is traded on such date.

(4)
Effective December 27, 2007, the Company’s Board of Directors and Mr. LaBarre agreed to cancel options awarded to Mr. LaBarre under the Company's 1999 Equity Incentive Plan and pursuant to the terms of his employment agreement dated as of December 1, 2006, to purchase 250,000 shares of the Company's common stock at an exercise price of $2.56 per share and award to Mr. LaBarre options under the Company’s 2007 Stock Incentive Plan to purchase 250,000 shares of stock at an exercise price of $1.25 per share. The estimated future payout is assumed at a target stock price of $5.12 for the options to purchase 125,000 shares that comprise the performance portion of the award.

Outstanding Equity Awards at Fiscal Year End

The following table contains certain information concerning stock options and stock awards held by the Named Executive Officers at December 31, 2007.

	Option Awards					Stock Awards
Name(a)	Number of Securities Underlying Unexercised Options (#) Exercisable(b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexcercised Unearned Options (#)(d)	Option Exercise Price ($)(e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(j)
Albert W. Weggeman (1)	484,442	2,006,977	—	1.25	10/03/2016	—	—	—	—
Albert W. Weggeman (2)	—	—	—	—	—	—	—	56,818	71,023
Albert W. Weggeman (3)	—	—	—	—	—	—	—	2,400,000	3,000,000
Jonathan LaBarre (4)	41,666	208,334	—	1.25	10/03/2016	—	—	—	—
Paul Vesey (5)	—	—	—	—	—	147,059	183,824	—	—

(1)
Options to purchase shares of common stock vest and become exercisable as follows: (i) 484,442 shares are immediately vested and exercisable, (ii) 761,267 shares shall vest and become exercisable in 22 equal consecutive monthly tranches commencing on January 3, 2008; provided, that, upon the occurrence of a Change-of-Control Event as defined in the 2007 Stock Incentive Plan, the vesting of such 761,267 shares shall accelerate and they shall automatically vest, to the extent not previously vested, immediately prior to the effective time of such Change-of-Control Event, and (iii) 1,245,710 shares shall vest and become exercisable upon the occurrence of both of the following events: (A) the Company's common stock reaching a price of at least $5.12 per share (subject to adjustment for stock splits and similar events) for 20 consecutive trading days, and (B) the aggregate amount of Adjusted EBITDA for any four consecutive calendar quarters, commencing with the calendar quarter beginning January 1, 2008, being not less than $70,000,000; provided, that, if the conditions specified in clauses (A) and (B) of this clause (iii) have not been satisfied on or before the fourth anniversary of the date of grant of such options, then the options described in this clause (iii) shall have lapsed without vesting. The 1,245,710 shares acquirable under clause (iii) described above may not be sold or otherwise transferred (except on the death of Mr. Weggeman) prior to December 27, 2011.

(2)	56,818 shares of restricted common stock fully vest if Mr. Weggeman is employed by the Company on February 6, 2011, subject to earlier vesting under certain circumstances.

(3)
Mr. Weggeman shall earn shares of restricted common stock on the following basis: (i) $1,000,000 of restricted common stock upon the Company achieving Adjusted EBITDA of at least $25,000,000 in a fiscal year of the Company commencing after fiscal year ended December 31, 2007; (ii) $1,000,000 of restricted common stock upon the Company achieving annual Adjusted EBITDA of at least $50,000,000 in a subsequent fiscal year of the Company; and (iii) $1,000,000 of restricted common stock upon the Company achieving annual Adjusted EBITDA of at least $75,000,000 in a subsequent fiscal year of the Company. Each of the grants specified in (i)−(iii) above are one−time grants which vest on the date on which the Company’s Form 10−K is filed in respect of the fiscal year for which the grant is being made and the grant price will be the closing price of the common stock of the Company on the principal exchange on which it is traded on such date.

(4)
Options to purchase 125,000 shares of common stock vest and become exercisable as follows: (i) 41,666 options vest immediately; (ii) 41,667 options vest on December 1, 2008; and (iii) 41,667 options vest on December 1, 2009; provided, that upon the occurrence of a Change-of-Control Event as defined in the 2007 Stock Incentive Plan, the vesting of such 83,334 options shall accelerate, and they shall automatically vest, to the extent not previously vested, immediately prior to the effective time of such Change-of-Control Event. The other 125,000 options vest and become exercisable upon the occurrence of both of the following events: (A) the Company's common stock reaching a price of at least $5.12 per share (subject to adjustment for stock splits and similar events) for 20 consecutive trading days, and (B) the aggregate amount of Adjusted EBITDA for any four consecutive calendar quarters, commencing with the calendar quarter beginning January 1, 2008, being not less than $70,000,000; provided, that if the conditions specified in clauses (A) and (B) above have not been satisfied on or before the fourth anniversary of the date of grant of such options, the options described in this sentence shall have lapsed without vesting. The shares of common stock acquirable on exercise of these options may not be sold or otherwise transferred (except on the death of Mr. LaBarre) prior to December 27, 2011.

(5)	Mr. Vesey was granted 158,824 shares of restricted common stock of which 11,765 shares vested as of the grant date and the remaining 147,059 shares vested on March 17, 2008.

Option Exercises and Stock Vested During Fiscal 2007

The following table contains certain information concerning stock options and stock awards that vested by the Named Executive Officers at December 31, 2007.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Albert W. Weggeman	—	—	484,442	605,553
Jonathan LaBarre	—	—	41,666	52,083

Pension Benefits - Fiscal 2007

There were no pension benefits earned by our Named Executive Officers during the year ended December 31, 2007.

Nonqualified Deferred Compensation - Fiscal 2007

The following table contains certain information concerning deferred compensation that vested by the Named Executive Officer at December 31, 2007.

Non-Qualified Deferred Compensation
Name (a)	Executive Contributions in Last Fiscal Year ($) (b)	Registrant Contributions in Last Fiscal Year ($) (c)	Aggregate Earnings in Last Fiscal Year ($) (d)		Aggregate Withdrawls/ Distributions ($) (e)	Aggregate Balance at Last Fiscal Year End ($) (f)
Albert W. Weggeman (1)	—	—	294,835	(2)	—	294,835

(1)
Effective December 27, 2007, the Company and Mr. Weggeman entered into a deferred compensation agreement discussed under the heading “Employment Agreements” in this Proxy Statement. Pursuant to the deferred compensation agreement, Mr. Weggeman would be entitled to receive deferred compensation of up to $1,519,766 of which 19.4% shall be immediately vested.

(2)	Such amount is reported as compensation to Mr. Weggeman on the Summary Compensation Table in this Proxy Statement.

Potential Payments Upon Termination or Change of Control

The tables below reflect the amount of compensation to each of the Named Executive Officers of the Company in the event of termination of such executive’s employment. The amount of compensation payable to each Named Executive Officer upon voluntary termination; retirement; involuntary not-for-cause termination; involuntary for cause termination; termination following a change of control; retention following a change of control and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2007, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a Named Executive Officer’s employment terminates, he may be entitled to receive amounts earned during his term of employment.

Payments Made Upon Retirement

In the event of the retirement of a Named Executive Officer, no additional benefits are paid.

Payments Made Upon a Change of Control

Upon a change of control, in addition to the benefits listed under the heading “Payments Made Upon Termination”, stock option and restricted stock awards granted to the Named Executive Officers under our 2007 Stock Incentive Plan will generally automatically vest become exercisable except to the extent such awards are not assumed by the successor company or replaced with a comparable award.

Generally, pursuant to the 2007 Stock Incentive Plan, a change of control is deemed to occur in the event that:

•	the current members of the Board cease to constitute a majority of the Board; or

•
the Company shall have been sold by either (i) a sale of all or substantially all its assets, or (ii) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (iii) a tender offer, whether solicited or unsolicited.

Albert W. Weggeman

The following table shows the potential payments upon termination or a change of control of the Company for Albert W. Weggeman, the Company’s President and Chief Executive Officer.

Type of Compensation	Voluntary Termination on 12/31/07 ($)	Without Cause Termination on 12/31/07 ($)		Change-in-Control and Termination on 12/31/07 ($)		Change in Control Retention on 12/31/07 ($)
Cash Severance Salary	—	300,000	(1)	—		—
Stock Options	—	—		—	(2)	—
Restricted Stock	—	71,023	(3)	3,071,023	(3)(4)	—
Total	—	371,023		3,071,023		—

(1)	Mr. Weggeman to receive one year base salary pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement.

(2)
Mr. Weggeman’s 761,267 time vesting stock options not then vested shall vest in full. No value was entered in the above table due to the December 31, 2007 market price of $1.25 per share being equal to the exercise price of such options.

(3)
Represents the value of a stock bonus granted on February 6, 2008 (2008 bonus compensation which has been included as compensation in fiscal 2007) pursuant to the 2007 Stock Incentive Plan. The number of shares issued pursuant to the February 6, 2008 stock bonus award was calculated using the closing price on February 6, 2008 which was $1.32, as reported on OTC Pink Sheets Electronic Quotation Service. 56,818 shares of restricted common stock were granted to Mr. Weggeman on February 6, 2008 and fully vest if he is employed by the Company on February 6, 2011, subject to earlier vesting under certain circumstances.

(4)
Represents the value of options to purchase 2,491,419 shares of the Company's common stock at an exercise price of $1.25 pursuant to the 2007 Stock Incentive Plan. Effective December 27, 2007, the Company’s Board of Directors and Mr. Weggeman, agreed to cancel the non-plan options awarded to Mr. Weggeman in 2006 and replace with a new stock option award.

Jonathan LaBarre

The following table shows the potential payments upon termination or a change of control of the Company for Jonathan LaBarre, the Company’s Chief Financial Officer, Secretary and Treasurer.

Type of Compensation	Voluntary Termination on 12/31/07 ($)	Without Cause Termination on 12/31/07 ($)		Change-in-Control and Termination on 12/31/07 ($)		Change in Control Retention on 12/31/07 ($)
Cash Severance Salary	—	205,000	(1)	—		—
Stock Options	—	—		—	(2)	—
Total	—	205,000	(1)	—		—

(1)	Mr. LaBarre to receive one year base salary pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement.

(2)
Mr. LaBarre’s 125,000 time vesting stock options not then vested shall vest in full. No value was entered in the above table due to the December 31, 2007 market price of $1.25 per share being equal to the exercise price of such options.

Paul Vesey

The following table shows the potential payments upon termination or a change of control of the Company for Paul Vesey, the Company’s President of Concord Steel.

Type of Compensation	Voluntary Termination on 12/31/07 ($)	Without Cause Termination on 12/31/07 ($)		Change-in-Control and Termination on 12/31/07 ($)		Change in Control Retention on 12/31/07 ($)
Cash Severance Salary	—	315,000	(1)	315,000	(1)	315,000	(1)
Restricted Stock	—	183,824	(2)	183,824	(2)	183,824	(2)
Total	—	498,824		498,824		498,824

(1)
Mr. Vesey to receive one year and nine months base salary of $180,000 per year pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement.

(2)	Mr. Vesey’s 147,059 unvested shares of restricted stock will be accelerated and valued using the December 31, 2007 market price of $1.25.

EMPLOYMENT AGREEMENTS

Albert W. Weggeman

On September 22, 2006, we entered into an employment agreement with Albert W. Weggeman which provides that he will serve as our President and Chief Executive Officer for a three year term that commenced on October 3, 2006, subject to earlier termination as set forth in the employment agreement. The employment agreement provides for a base salary of $300,000. The Compensation Committee and the Board of Directors shall review Mr. Weggeman’s base salary annually and, based on a number of factors, including, without limitation, Stamford Industrial Group’s performance and Mr. Weggeman’s performance, may in their sole and absolute discretion, increase Mr. Weggeman’s base salary. In addition, Mr. Weggeman is entitled to receive annual and other bonuses payable in cash or equity as may be determined in the sole discretion of the Compensation Committee and the Board of Directors.

In the event Mr. Weggeman’s employment is terminated by Stamford Industrial Group without “cause” (as such term is defined in his employment agreement) or if Stamford Industrial Group fails to renew or extend the term of his employment agreement, and the Stamford Industrial Group so elects, and Mr. Weggeman has complied with the terms of his employment agreement, Stamford Industrial Group may continue to pay Mr. Weggeman his base compensation for up to an additional 12 months. In addition, Mr. Weggeman’s employment agreement may be terminated at Stamford Industrial Group’s option for “cause” (as such term is defined in his employment agreement).

Mr. Weggeman’s employment agreement contains a non-competition covenant and non-solicitation provisions (relating to Stamford Industrial Group’s employees and customers) effective during the term of his employment and for one year after any termination of Mr. Weggeman’s employment and for the duration of any extended severance period in the event of termination of employment without cause due to failure to renew or extend the employment agreement.

Effective December 27, 2007, the Company’s Board of Directors and Mr. Albert W. Weggeman, agreed to cancel non-plan options to purchase 2,491,419 shares of the Company's common stock at an exercise price of $0.64 per share, which were granted to Mr. Weggeman pursuant to the terms of his employment agreement dated as of September 22, 2006, and award to Mr. Weggeman options under the Company's 2007 Stock Incentive Plan to purchase 2,491,419 shares of common stock at an exercise price of $1.25 per share, which was the closing price of the common stock as reported by the OTC Pink Sheet Electronic Quotation Service on December 27, 2007. Options to purchase (i) 484,442 shares are immediately vested and exercisable, (ii) 761,267 shares shall vest and become exercisable in 22 equal consecutive monthly tranches commencing on January 3, 2008; provided, that, upon the occurrence of a Change-of-Control Event as defined in the 2007 Stock Incentive Plan, the vesting of such 761,267 shares shall accelerate and they shall automatically vest, to the extent not previously vested, immediately prior to the effective time of such Change-of-Control Event, and (iii) 1,245,710 shares shall vest and become exercisable upon the occurrence of both of the following events: (A) the Company's common stock reaching a price of at least $5.12 per share (subject to adjustment for stock splits and similar events) for 20 consecutive trading days, and (B) the aggregate amount of Adjusted EBITDA for any four consecutive calendar quarters, commencing with the calendar quarter beginning January 1, 2008, being not less than $70,000,000; provided, that, if the conditions specified in clauses (A) and (B) of this clause (iii) have not been satisfied on or before the fourth anniversary of the date of grant of such options, then the options described in this clause (iii) shall have lapsed without vesting. The 1,245,710 shares acquirable under clause (iii) described above may not be sold or otherwise transferred (except on the death of Mr. Weggeman) prior to December 27, 2011.

Also effective December 27, 2007, the Company and Mr. Weggeman entered into a deferred compensation agreement pursuant to which Mr. Weggeman would be entitled to receive deferred compensation of up to $1,519,766, which may be reduced if the stock price at the time of distribution is less than $1.25. The deferred compensation shall vest on the following basis: (i) 19.4% shall be immediately vested; (ii) 30.6% shall vest in twenty-two equal monthly consecutive tranches commencing on December 27, 2007, subject to Mr. Weggeman being employed by the Company on each vesting date; (iii) up to 50.0% shall vest as follows, provided that Mr. Weggeman is actively employed as of the vesting date: (A) 16.7% shall vest as of March 31, 2008, if the Company’s Adjusted EBITDA, for the year ending December 31, 2007 (“Year 1”) is not less than $13,800,000 (the “Year 1 Target”); if the Year 1 Target is not achieved, and if the sum of the Company’s Adjusted EBITDA for the years ending December 31, 2007 and 2008 is not less than the sum of the Year 1 Target plus the Year 2 Target (as defined below), then such 16.7% shall vest as of March 31, 2009; (B) 16.7% shall vest as of March 31, 2009, if the Company’s Adjusted EBITDA for the year ending December 31, 2008 (“Year 2”) is not less than $15,700,000 (the “Year 2 Target”); if the Year 2 Target is not achieved, and if the sum of the Company’s Adjusted EBITDA for the years ending December 31, 2008 and 2009 is not less than the sum of the Year 2 Target plus the Year 3 Target (as defined below), then such 16.7% shall vest as of March 31, 2010; (C) 16.6% shall vest as of March 31, 2010, if the Company’s Adjusted EBITDA for the year ending December 31, 2009 (“Year 3”) is not less than $17,200,000 (the “Year 3 Target”); if (i) the Year 3 Target is not achieved, and (ii) the Company renews the employment agreement of Mr. Weggeman for another three-year term, and (iii) the sum of the Company’s Adjusted EBITDA for the years ending December 31, 2009 and 2010 is not less than the sum of the Year 3 Target plus the Year 4 Target (as defined hereinafter), then such 16.6% shall vest as of March 31, 2011. “Year 4 Target” means an amount of the Company’s Adjusted EBITDA for the year ending December 31, 2010 that will be agreed upon by the parties in the renewed employment agreement, if any. Amounts vesting on or before October 1, 2009, shall be payable not later than October 31, 2009. Amounts vesting after October 1, 2009, shall be payable promptly after vesting. Payments shall be made in cash or in common stock of the Company, as determined by the Compensation Committee in its absolute discretion.

Also effective December 27, 2007, the Company and Mr. Weggeman agreed to cancel the restricted stock award that was granted to Mr. Weggeman pursuant to the terms of his employment agreement dated as of September 22, 2006, and to issue to Mr. Weggeman a new restricted stock award pursuant to the Company's 2007 Stock Incentive Plan. Under the new award, Mr. Weggeman shall earn shares of restricted common stock on the following basis: (i) $1,000,000 of Restricted Stock upon the Company achieving Adjusted EBITDA of at least $25,000,000 in a fiscal year of the Company commencing after fiscal year ended December 31, 2007; (ii) $1,000,000 of restricted common stock upon the Company achieving annual Adjusted EBITDA of at least $50,000,000 in a subsequent fiscal year of the Company; and (iii) $1,000,000 of restricted common stock upon the Company achieving annual Adjusted EBITDA of at least $75,000,000 in a subsequent fiscal year of the Company. Each of the grants specified in (i)−(iii) above are one−time grants which vest on the date on which the Company’s Form 10−K is filed in respect of the fiscal year for which the grant is being made and the grant price will be the closing price of the common stock of the Company on the principal exchange on which it is traded on such date.

During the term of his employment, Mr. Weggeman shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof, Stamford Industrial Group’s medical insurance and other fringe benefit plans or policies as it may make available to, or have in effect for, its personnel with commensurate duties from time to time. Stamford Industrial Group retains the right to terminate or alter any such plans or policies from time to time. Mr. Weggeman shall also be entitled to four weeks paid vacation each year, sick leave and other similar benefits in accordance with policies of Stamford Industrial Group from time to time in effect for personnel with commensurate duties.

Jonathan LaBarre

On December 1, 2006, we entered into an employment agreement with Jonathan LaBarre which provides that he will serve as our Chief Financial Officer and Principal Financial Officer for a three year term, subject to earlier termination as set forth in the employment agreement. The employment agreement provides for a base salary of $205,000 and a one-time bonus in the amount of $45,000 payable upon the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2006. The Compensation Committee and the Board of Directors shall review Mr. LaBarre’s base salary annually and, based on a number of factors, including, without limitation, Stamford Industrial Group’s performance and Mr. LaBarre’s performance, may in their sole and absolute discretion, increase Mr. LaBarre’s base salary. In addition, Mr. LaBarre is entitled to receive annual and other bonuses payable in cash or equity as may be determined in the sole discretion of the Compensation Committee and the Board of Directors.

In the event Mr. LaBarre’s employment is terminated by Stamford Industrial Group without “cause” (as such term is defined in his employment agreement) or if Stamford Industrial Group fails to renew or extend the term of his employment agreement, and the Stamford Industrial Group so elects, and Mr. LaBarre has complied with the terms of his employment agreement, Stamford Industrial Group may continue to pay Mr. LaBarre his base compensation for up to an additional 12 months. In addition, Mr. LaBarre’s employment agreement may be terminated at Stamford Industrial Group option for “cause” (as such term is defined in his employment agreement).

Mr. LaBarre’s employment agreement contains a non-competition covenant and non-solicitation provisions (relating to Stamford Industrial Group employees and customers) effective during the term of his employment and for one year after any termination of Mr. LaBarre’s employment and for the duration of any extended severance period in the event of termination of employment without cause due to failure to renew or extend the employment agreement.

Effective December 27, 2007, the Company’s Board of Directors and Mr. Jonathan LaBarre, agreed to cancel options awarded to Mr. LaBarre under the Company's 1999 Equity Incentive Plan and pursuant to the terms of his employment agreement dated as of December 1, 2006, to purchase 250,000 shares of the Company's common stock at an exercise price of $2.56 per share and award to Mr. LaBarre options under the Company’s 2007 Stock Incentive Plan to purchase 250,000 shares of stock at an exercise price of $1.25 per share, which was the closing price of the common stock as reported by the OTC Pink Sheet Electronic Quotation Service on December 27, 2007. Options to purchase 125,000 shares vest and become exercisable as follows: 41,666 options vest immediately; 41,667 options vest on December 1, 2008; and 41,667 options vest on December 1, 2009; provided, that upon the occurrence of a Change-of-Control Event as defined in the 2007 Stock Incentive Plan, the vesting of such 83,334 options shall accelerate, and they shall automatically vest, to the extent not previously vested, immediately prior to the effective time of such Change-of-Control Event. The other 125,000 options vest and become exercisable upon the occurrence of both of the following events: (A) the Company's common stock reaching a price of at least $5.12 per share (subject to adjustment for stock splits and similar events) for 20 consecutive trading days, and (B) the aggregate amount of Adjusted EBITDA for any four consecutive calendar quarters, commencing with the calendar quarter beginning January 1, 2008, being not less than $70,000,000; provided, that if the conditions specified in clauses (A) and (B) above have not been satisfied on or before the fourth anniversary of the date of grant of such options, the options described in this sentence shall have lapsed without vesting. The shares of common stock acquirable on exercise of these options may not be sold or otherwise transferred (except on the death of Mr. LaBarre) prior to December 27, 2011.

During the term of his employment, Mr. LaBarre shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof, Stamford Industrial Group medical insurance and other fringe benefit plans or policies as it may make available to, or have in effect for, its personnel with commensurate duties from time to time. Stamford Industrial Group retains the right to terminate or alter any such plans or policies from time to time. Mr. LaBarre shall also be entitled to four weeks paid vacation each year, sick leave and other similar benefits in accordance with policies of Stamford Industrial Group from time to time in effect for personnel with commensurate duties.

Paul Vesey

On October 3, 2006, we entered into an employment agreement with Paul Vesey which provides that he will serve as the President and General Manager of Concord Steel for a three year term, subject to earlier termination as set forth in the employment agreement. The employment agreement provides for a base salary of $180,000 and a one-time bonus in the amount of $125,000, if Stamford Industrial Group exceeds revenues of $80,700,000 for the 2006 fiscal year, payable upon the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2006. The Compensation Committee and the Board of Directors shall review Mr. Vesey’s base salary annually and, based on a number of factors, including, without limitation, Stamford Industrial Group performance and Mr. Vesey’s performance, may in their sole and absolute discretion, increase Mr. Vesey’s base salary. In addition, Mr. Vesey is entitled to receive annual and other bonuses payable in cash or equity as may be determined in the sole discretion of the Compensation Committee and the Board of Directors.

In the event Mr. Vesey’s employment is terminated by Stamford Industrial Group without “cause” (as such term is defined in his employment agreement), Mr. Vesey is entitled to receive his base compensation for the remainder of the term and all of his unvested stock awards shall vest at the end the applicable non-compete period as set forth in his employment agreement. In the event that Stamford Industrial Group fails to renew or extend the term of Mr. Vesey’s employment agreement, and Mr. Vesey has complied with the terms of the employment agreement, Stamford Industrial Group will continue to pay Mr. Vesey his base compensation for up to an additional 12 months. In addition, Mr. Vesey’s employment agreement may be terminated at Stamford Industrial Group’s option for “cause” (as such term is defined in his employment agreement).

Mr. Vesey’s employment agreement contains a non-competition covenant and non-solicitation provisions (relating to Stamford Industrial Group’s employees and customers) effective during the term of his employment and for one year after any termination of Mr. Vesey’s employment and for the duration of any extended severance period in the event of termination of employment without cause due to failure to renew or extend the employment agreement.

Pursuant to the terms of the employment agreement, Mr. Vesey received the following amounts of Restricted Stock under Stamford Industrial Group’s 1999 Equity Incentive Plan: (i) 147,059 shares of Restricted Stock, which shall vest upon the occurrence of any of the following: (i) the Company achieving revenues of at least $90,000,000 for the fiscal year ending December 31, 2007, (ii) the Company achieving gross profit of at least $18,600,000 for the fiscal year ending December 31, 2007 or (iii) the Company achieving EBITDA of at least $14,800,000 for the fiscal year ending December 31, 2007 and (ii) 11,765 shares of fully vested Restricted Stock upon the commencement date. The grant specified in (i) above is a one-time grant which vests on the date on which the Company’s Form 10-K is filed in respect of the fiscal year for which the grant is being made and the grant price will be the closing price of shares of Stamford Industrial Group’s common stock on the principal exchange on which it is traded on such date. Additionally, pursuant to the terms of the employment agreement, Mr. Vesey agreed not to sell, pledge, hypothecate or otherwise transfer the Restricted Stock within a one year period after grant without the consent of the Board of Directors.

During the term of his employment, Mr. Vesey shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof, Stamford Industrial Group’s medical insurance and other fringe benefit plans or policies as it may make available to, or have in effect for, its personnel with commensurate duties from time to time. Stamford Industrial Group retains the right to terminate or alter any such plans or policies from time to time. Mr. Vesey shall also be entitled to four weeks paid vacation each year, sick leave and other similar benefits in accordance with policies of Stamford Industrial Group from time to time in effect for personnel with commensurate duties.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2007, none of the members of our Compensation Committee, (i) served as an officer or employee of Stamford Industrial Group or its subsidiaries, (ii) was formerly an officer of Stamford Industrial Group or its subsidiaries or (iii) entered into any transactions with Stamford Industrial Group or its subsidiaries. During fiscal 2007, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of Stamford Industrial Group.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the Securities and Exchange Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2007 fiscal year were timely filed with the Securities and Exchange Commission.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 22, 2006, the Company entered into an Equity Compensation Agreement (the “Compensation Agreement”) with Kanders & Company, Inc. for prior strategic, consulting, investment banking and advisory services to the Company in connection with the Company’s asset redeployment strategy. As compensation for such past services, the Company agreed to issue to Kanders & Company 8,274,000 shares of its common stock. Pursuant to the terms and conditions of the Compensation Agreement, the Company granted “demand” and “piggyback” registration rights to Kanders & Company with respect to the shares of common stock that are issued under the Compensation Agreement.

Also, on September 22, 2006, the Company entered into a five year consulting agreement (the “Consulting Agreement”) with Kanders & Company, providing that Kanders & Company will render investment banking and financial advisory services to the Company on a non-exclusive basis, including strategic planning, assisting in the development and structuring of corporate debt and equity financings, introductions to sources of capital, guidance and advice as to (i) potential targets for mergers and acquisitions, joint ventures, and strategic alliances, including facilitating the negotiations in connection with such transactions, (ii) capital and operational restructuring, and (iii) shareholder relations. The Consulting Agreement provides for Kanders & Company to receive a fee equal to (i) $500,000 in cash per annum during the term of the Consulting Agreement, payable monthly, and (ii) 1% of the amount by which the Company’s revenues as reported in the Company’s Form 10-K, or if no such report is filed by the Company, as reflected in the Company’s audited financial statements for the fiscal year in question, exceeds $60,000,000, payable in shares of common stock of the Company (the “Stock Fee”) valued at the weighted average price of the Company’s common stock for the fiscal year in question. Upon a “change-in-control” (as defined in the Consulting Agreement), Kanders & Company will be entitled to a one-time lump sum cash payment equal to three times the average amount Kanders & Company received during the two fiscal years preceding such “change-in-control,” subject to certain limitations as set forth in the Consulting Agreement. Upon the death or permanent disability of Mr. Kanders, the Company agreed to make a one time lump sum cash payment to Kanders & Company equal to that amount Kanders & Company would be entitled to receive upon a “change-in control”. Upon payment of the amounts due to Kanders & Company either upon the occurrence of a “change-in-control”, or upon the death or permanent disability of Mr. Kanders, the Consulting Agreement will terminate.

During the year ended December 31, 2007, the Company reimbursed Clarus Corporation (“Clarus”), an entity it shared office space with until October 1, 2007, an aggregate of $112,900 for telecommunication, professional and general office expenses which Clarus incurred on behalf of the Company. Warren B. Kanders, our Non Executive Chairman, also serves as the Executive Chairman of Clarus.

The Board of Directors has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to be sure that transactions with directors, executive officers and major stockholders are on terms that align the interests of the parties to such agreements with the interests of the stockholders.

PROPOSAL TWO

AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT

General

Our Board of Directors has unanimously approved a proposal to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of all outstanding shares of our common stock at an exchange ratio ranging from one-to-two to one-to-five in the discretion of the Board of Directors. The Board has recommended that this proposal be presented to our stockholders for approval. You are now being asked to vote upon an amendment to our Amended and Restated Certificate of Incorporation to effect this reverse stock split whereby a number of outstanding shares of our common stock between and including two and five, such number consisting only of whole shares, will be combined into one share of our common stock. Pending stockholder approval, the Board will have the sole discretion pursuant to Section 242(c) of the DGCL to elect, as it determines to be in the best interests of the Company and its stockholders, whether or not to effect a reverse stock split, and if so, the number of shares of our common stock between and including two and five that will be combined into one share of our common stock, at any time before the first anniversary of the Meeting. The Board believes that stockholder approval of an amendment granting the Board this discretion, rather than approval of a specified exchange ratio, provides the Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders.

The text of the form of the proposed amendment to our Amended and Restated Certificate of Incorporation is attached to this proxy statement as Appendix A. By approving this amendment, stockholders will approve an amendment to our Amended and Restated Certificate of Incorporation pursuant to which any whole number of outstanding shares between and including two and five would be combined into one share of our common stock and authorize the Board to file such amendment as determined by the Board in the manner described herein. The Board may also elect not to effect any reverse split.

If approved by the stockholders, and following such approval, the Board determines that effecting a reverse stock split is in the best interests of the Company and its stockholders, the reverse stock split will become effective upon filing such amendment with the Secretary of State of the State of Delaware. The amendment filed thereby will contain the number of shares selected by the Board within the limits set forth in this proposal to be combined into one share of our common stock.

If the Board elects to effect a reverse stock split following stockholder approval, the number of issued and outstanding shares of common stock would be reduced in accordance with an exchange ratio determined by the Board within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. Currently, the Company is authorized to issue up to a total of 105,000,000 shares of capital stock, consisting of 5,000,000 shares of preferred stock and 100,000,000 shares of common stock. The amendment would not change the number of total authorized shares of our capital stock. Thus, immediately following the reverse stock split, the total number of authorized shares of capital stock would remain at 105,000,000, consisting of 5,000,000 shares of preferred stock and 100,000,000 shares of common stock. The par value of our common stock and preferred stock would remain unchanged at $0.0001 per share as well. Currently, the Board does not have any plans to issue additional authorized but unissued shares of our common stock following the reverse stock split.

Reasons for the Reverse Stock Split

The Company’s common stock currently trades on the OTC Pink Sheets Electronic Quotation Service. The Board of Directors believes that a reverse stock split of the Company’s common stock may help to facilitate the listing of the Company’s common stock on The American Stock Exchange (“AMEX”). In order to be eligible for listing on AMEX under the criterion the Company seeks to qualify for, a security must have a trading bid price of at least $2.00 for a sustained period. As of the Record Date, the minimum bid price of the common stock was $____ per share, as reported by the OTC Pink Sheets Electronic Quotation Service. If effected, the reverse stock split will reduce the number of shares of common stock issued and outstanding. The Board expects that such reduction will result in an increase in the bid price of the common stock to a level above the current bid price and to at least $2.00 per share. However, since there are numerous factors and contingencies that could affect the bid price of the common stock, there can be no assurance that such increase in the bid price will occur, or, if it occurs, that the bid price will be at least $2.00 per share for a sustained period. Moreover, there can be no assurance that even if the minimum bid price of the common stock is at least $2.00 for a sustained period, the Company will meet the other listing requirements for inclusion on AMEX. Accordingly, there can be no assurance that even if the proposal to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of all outstanding shares of our common stock is approved, the Company’s common stock will be approved for listing on AMEX.

The Board of Directors expects that, even if the common stock is not listed on AMEX, the reverse stock split may improve the marketability and liquidity of the common stock because the anticipated increase in the per share price of the common stock may reduce the reluctance of many brokerage firms and institutional investors to recommend the common stock to their clients or to otherwise hold it in their own portfolios. The Board of Directors also believes that some of the practices of the securities industry that may tend to discourage individual brokers within those firms from dealing in lower-priced stocks or lending funds (i.e. providing margin) to facilitate the purchase of such stocks have affected the per share price of the common stock. Some of those practices involve time-consuming procedures which make dealing in lower-priced stocks less appealing economically. Furthermore, the brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the actual brokerage commission on a higher-priced issue.

The Board of Directors anticipates that a decrease in the number of issued and outstanding shares of common stock, in the absence of any material alteration in the proportionate economic interest in the Company held by its individual stockholders, may increase the aggregate market value of the outstanding shares. However, the Board makes no assurance that the market value of the common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split. Accordingly, there can be no assurance that the foregoing objectives will be achieved or that the market price of the common stock resulting upon implementation of the proposed reverse stock split will be maintained for any period of time or that such market price will approximate on a proportional basis the market price before the proposed reverse stock split.

Board Discretion to Implement the Reverse Stock Split

If the reverse stock split is approved by our stockholders, it will be effected, if at all, only upon a determination by the Board that a reverse stock split (with an exchange ratio determined by the Board as described above) is in the best interests of the Company and its stockholders. The determination by the Board as to whether the reverse split will be effected, if at all, will be based upon certain factors, including meeting the listing requirements for AMEX, existing and expected marketability and liquidity of our common stock, prevailing market conditions and the likely effect on the market price of our common stock. If the Board determines to effect the reverse stock split, the Board will consider certain factors in selecting the specific exchange ratio, including the overall market conditions at the time and the recent trading history of our common stock.

Notwithstanding approval of the reverse stock split by the stockholders, the Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the reverse stock split prior to the one-year anniversary of the Meeting, as permitted under Section 242(c) of the Delaware General Corporation Law. If the Board fails to implement the reverse stock splits prior to the one-year anniversary of the Meeting, stockholder approval again would be required prior to implementing any reverse stock split.

Effects of the Reverse Stock Split

After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of our common stock. However, the proposed reverse stock split will affect all of our stockholders uniformly and will, therefore, not affect any stockholder’s percentage ownership interest in us, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share as described below. Proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed reverse stock split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the reverse stock split would continue to hold 2% of the voting power of the outstanding shares of common stock immediately after the reverse stock split. The number of stockholders of record will not be affected by the proposed reverse stock split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the proposed reverse stock split).

Although the proposed reverse stock split will not affect the rights of stockholders or any stockholder’s proportionate equity interest in the Company, subject to the treatment of fractional shares, the number of authorized shares of common stock and preferred stock will not be reduced. This will increase significantly the ability of the board to issue authorized and unissued shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our certificate of incorporation or bylaws.

The proposed reverse stock split will reduce the number of shares of common stock available for issuance upon exercise of our outstanding stock options in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the exercise price of such outstanding stock options. In connection with the proposed reverse stock split, the number of shares of common stock issuable upon exercise or conversion of outstanding stock options will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.

If the proposed reverse stock split is implemented, it will increase the number of stockholders of the Company who own “odd lots” of less than 100 shares of our common stock and decrease the number of stockholders who own “whole lots” of 100 shares or more of our common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of whole lots or a greater number of shares. In addition, listing standards of an exchange or market like AMEX may require that we have a certain minimum number of holders of whole lots.

Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split is not expected to affect the registration of the common stock under the Exchange Act. If the proposed reverse stock split is implemented (and depending on whether the Company’s common stock is approved for listing on AMEX), our common stock will continue to be reported on the OTC Pink Sheets Electronic Quotation Service under the symbol “STMF.PK”.

The proposed reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced in proportion to the exchange ratio selected by the Board in the manner described above, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of our common stock outstanding.

Effective Date

The proposed reverse stock split would become effective as of 5:00 p.m., Eastern Daylight Time on the date of filing of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the effective date, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the reverse stock split ratio determined by the Board within the limits set forth in this proposal.

Payment for Fractional Shares

No fractional shares of common stock will be issued as a result of the proposed reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the fair market value of our common stock as determined by our Board of Directors on the effective date by (ii) the number of shares of our common stock held by such stockholder that would otherwise have been exchanged for such fractional share interest. For purposes of determining the amount of cash to be distributed to holders of fractional shares, the fair market value of our common stock shall be the closing price as reported on the OTC Pink Sheets Electronic Quotation Service on the effective date.

Exchange of Stock Certificates

As soon as practicable after the effective date, stockholders will be notified that the reverse split has been effected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the “exchange agent.” Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

Accounting Consequences

The par value per share of our common stock would remain unchanged at $0.0001 per share after the reverse stock split. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of our common stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to our proposed amendment to our charter to effect the reverse stock split, and we will not independently provide our stockholders with any such rights.

Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain U.S. federal income tax considerations of the proposed reverse stock split. It addresses only U.S. Stockholders (as defined herein) who hold the pre-reverse split shares and post-reverse split shares as capital assets. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). It does not address tax considerations under state, local, foreign and other laws.

As used herein, the term “U.S. Stockholder” means (i) an individual who is a citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation created or organized in or under (or treated for U.S. federal income tax purposes as created or organized in or under) the laws of the United States or any state thereof or the District of Columbia, (iii) an estate subject to U.S. federal income taxation without regard to the source of its income, and (iv) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. fiduciaries have the authority to control all of the trust’s substantial decisions, or (b) the trust has in effect a valid election to be treated as a United States person within the meaning of the U.S. Treasury Regulations. The discussion does not address the U.S. federal income tax considerations that affect the treatment of an entity that is a partnership for U.S. federal income tax purposes and that holds the pre-reverse split shares and post-reverse split shares, or the partners of such partnership. Such partnerships and their partners should consult their own tax advisors. The discussion does not purport to be complete and does not address stockholders subject to special rules, such as stockholders that are not U.S. Stockholders, or that are financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, stockholders who hold the pre-reverse split shares as part of a straddle, hedge or conversion transaction or other risk reduction strategy, stockholders who hold the pre-reverse split shares as qualified small business stock within the meaning of Section 1202 of the Code, stockholders who are subject to the alternative minimum tax provisions of the Code and stockholders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation. Furthermore, we have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split. ACCORDINGLY, ALL STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the reverse split qualifies as a reorganization, a U.S. Stockholder generally will not recognize gain or loss on the reverse stock split, except (as discussed below) to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse split shares. The aggregate tax basis of the post-reverse split shares received will be equal to the aggregate tax basis of the pre-reverse split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-reverse split shares received will include the holding period of the pre-reverse split shares exchanged.

A holder of the pre-reverse split shares who receives cash in lieu of a fractional share interest in the post-reverse split shares will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-reverse split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-reverse split shares were held for one year or less and long term if held more than one year. It is assumed for this purpose that cash will be paid in lieu of fractional shares only as a mechanical rounding off of fractions resulting from the exchange rather than separately bargained-for consideration. It is also assumed that the reverse split is not being undertaken to increase any stockholder’s proportionate ownership of the Company.

No gain or loss will be recognized by us as a result of the reverse stock split.

Required Vote

The affirmative vote of the holders of seventy-five percent (75%) of the outstanding shares of our common stock present in person or represented by proxy at the Meeting is required to approve the amendment to our Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will have the effect of a vote AGAINST the approval of the amendment to our Amended and Restated Certificate of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A

REVERSE STOCK SPLIT OF OUR COMMON STOCK.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

FORM 10-K

We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2007, including the financial statements and schedules, as filed with the Securities and Exchange Commission. Stockholders should direct the written request to Stamford Industrial Group, Inc. c/o the Secretary at One Landmark Square, 21st Floor, Stamford, Connecticut 06901.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS,
NOMINATION OF DIRECTORS
AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the Securities and Exchange Commission, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2009 Annual Meeting, the proposal must be received by us at our principal executive offices at One Landmark Square, 21st Floor, Stamford, Connecticut 06901 by December 31, 2008 (or, if the 2009 Annual Meeting is called for a date not within 30 calendar days before or after June 2, 2009, within a reasonable time before we begin to print and mail our proxy materials for the Meeting). The proposal should be sent to the attention of the Secretary of Stamford Industrial Group, and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Bylaws, and as permitted by the rules of the Securities and Exchange Commission, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a Meeting of our stockholders. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a Meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a Meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Delaware law, the rules and regulations of the Securities and Exchange Commission and must include the information necessary for the Board to determine whether the candidate qualifies as independent.

We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2009 Annual Meeting (a) not less than ninety (90) days nor more than one hundred twenty (120) days prior to June 2, 2009 if our 2009 Annual Meeting is held within thirty (30) days before or after June 2, 2009; or (b) not later than the close of business on the later of (x) ninety (90) days prior to June 2, 2009, or (y) the tenth (10th) day following the day on which the notice of Meeting was mailed or public disclosure of the date of the Meeting was made , whichever occurs first, in the event our 2009 Annual Meeting is not held within thirty (30) days before or after June 2, 2009.

Assuming that our 2009 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a director nomination or other item of business at that Meeting not less than ninety (90) days nor more than one hundred twenty (120) days prior to June 2, 2009. If we do not receive notice within the prescribed dates, or if we meet other requirements of the Securities and Exchange Commission rules, the persons named as proxies in the proxy materials relating to that Meeting will use their discretion in voting the proxies when these matters are raised at the Meeting.

In addition, nominations or proposals not made in accordance herewith may be declared by the Non-Executive Chairman to have not been properly brought before the Annual Meeting and such nominations or proposals may be disregarded.

FOR THE BOARD OF DIRECTORS JONATHAN LABARRE SECRETARY

STAMFORD INDUSTRIAL GROUP

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Stamford Industrial Group, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Stamford Industrial Group, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: STMFD1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STAMFORD INDUSTRIAL GROUP, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.

Vote on Directors

	For All	Withhold All	For All Except
1. To elect three members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Warren B. Kanders
02) Nicholas Sokolow
03) David A. Jones

Vote on Proposal

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

STAMFORD INDUSTRIAL GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
JUNE 2, 2008

The stockholder(s) hereby appoint(s) Warren B. Kanders and Albert Weggeman, as proxies, each with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Stamford Industrial Group, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m., (Eastern Time) on June 2, 2008, at the Company Headquarters, One Landmark Square, 21st Floor, Stamford, CT 06901, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL, INCLUDING ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING THE CONSIDERATION OF ANY PROCEDURAL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING, SUCH AS THE POSTPONEMENT OF THE MEETING IN ORDER TO SOLICIT ADDITIONAL PROXIES TO VOTE IN FAVOR OF THE MATTERS PRESENTED AT THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

APPENDIX A

CERTIFICATE OF AMENDMENT

OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

STAMFORD INDUSTRIAL GROUP, INC.

The undersigned, Jonathan LaBarre, hereby certifies that:

1.  He is the Chief Financial Officer, Treasurer and Secretary of Stamford Industrial Group, Inc., a Delaware corporation (the “Corporation”), the original Certificate of Incorporation of which was filed with the Secretary of State of the State of Delaware on July 3, 1996.

2. The first paragraph of Article IV of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“The Corporation is authorized to issue two classes of stock to be designated common stock (“Common Stock”) and preferred stock (“Preferred Stock”). The total number of shares of stock which the Corporation shall have the authority to issue is One Hundred and Five Million (105,000,000) shares, consisting of One Hundred Million (100,000,000) shares of Common Stock having a par value of $0.0001 per share and Five Million (5,000,000) shares of Preferred Stock having a par value of $0.0001 per share. Effective as of 5:00 p.m., Eastern Daylight Time, on the date that this Certificate of Amendment is filed with the Secretary of State of the State of Delaware, each outstanding [*] share of Common Stock shall be combined and converted into one share of Common Stock, par value $0.0001 per share. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall be entitled to receive cash for such holder’s fractional share based upon the fair market value of the Common Stock as of the date that this Certificate of Amendment is filed with the Secretary of State of the State of Delaware, as such fair market value is determined by the Corporation’s Board of Directors. Whether or not the reverse stock split provided above would result in fractional shares for a holder of record shall be determined on the basis of the total number of shares of Common Stock held by such holder of record at the time that the reverse stock split occurs.”

The second paragraph of Article IV of the Corporation’s Amended and Restated Certificate of Incorporation is not amended by this Certificate of Amendment.

3.  This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment of Amended and Restated Certificate of Incorporation on this     day of    , 2008.

STAMFORD INDUSTRIAL GROUP, INC.

By:
Name: Jonathan LaBarre
Title: Chief Financial Officer, Treasurer and Secretary

* The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include the specific number determined by the Board of Directors to be in the best interests of the Corporation and its stockholders.